BancAnalysts Association of Boston Conference 2017 November 3, 2017 Terry Dolan Vice Chairman, CFO Gunjan Kedia Vice Chairman, Wealth Management & Securities Services Exhibit 99.1

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2016, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. Bancorp Overview As of 9/30/17, except market value as of 10/24/17 NYSE TradedUSB Founded 1863 Market Value $91B Assets $459B Deposits $343B Loans $279B

Our Position in the Industry Source: Company reports and Bloomberg Assets and deposits as of 9/30/17, market value as of 10/24/17 Assets Market Value Deposits

Our Financial Performance Return on Average Common Equity Return on Average Assets Efficiency Ratio* 3Q17 YTD Source: company reports; peers include: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC * Non-GAAP, see slide 23 for calculation

Our Businesses Payment Services 30% Wealth Management & Securities Services 13% Wholesale Banking 18% Consumer & Small Business Banking 39% CSBB: Branch banking, small business banking, consumer lending, mortgage banking and omnichannel delivery Payments: Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Wholesale: Corporate Banking, Commercial Banking and Commercial Real Estate WMSS: Wealth Management, Asset Management, Corporate Trust, Fund Services and Custody 3Q17 YTD, taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support, see slide 24 for reconciliation

Our Strategic Priorities 1) One U.S. Bank initiative: putting the customer in the center 2) Leveraging technology and innovation to drive growth and efficiency 3) A relentless focus on optimization one U.S. Bank

Wealth Management and Securities Services $ in millions, unless otherwise noted Revenue breakdown 3Q17 YTD taxable-equivalent basis 3Q17 YTD Net interest income $558 Noninterest income $1,222 Total revenue $1,780 Noninterest expense $1,209 Net income $363 Fee income ratio 68.7% Efficiency ratio 67.9% three months ended 9/30/17 Average total deposits $71,362 Average total loans $8,595 AUM as of 8/31/17, AUA as of 6/30/17 AUM ($ in billions) $149.8 AUA ($ in billions) $5,878.4 WMSS Financial Highlights $1,609 $1,765 $1,830 $2,126 $1,780 Total WMSS Revenue Fund Services Custody Corporate Trust Securities Services Revenue Breakdown by Business

Securities Services Corporate Trust Services provided in support of debt issuance Business built organically and through 21 acquisitions Clients include corporations, municipalities, credit asset managers and structured debt sponsors Significant deposit and money fund asset gathering Fund Services Services provided to pooled investment vehicles Business built organically and through acquisitions Clients include asset managers, hedge fund managers and private equity players Opportunities for securities lending, FX and credit Custody Services provided include custody and safeguarding of investment assets Clients include corporations, municipalities, asset managers, endowments, insurance companies and foundations Sold with Fund Services and Corporate Trust

Securities Services: An Attractive Business The market Robust long-term secular growth trends Good economics Stable risk and competitive profile Our position High barriers to entry Scale efficiencies Segment focus Leader in service quality and reputation Advantage of U.S. Bank ownership Our strategy Delivering One U.S. Bank Leveraging technology and innovation Operational optimization Collectively position us to drive revenue growth and returns

The Market: Long-term Secular Growth Trends Demographics, technology and globalization will drive continued growth in capital markets that will fuel growth in the Securities Services industry. Global equity Global debt securities* 8.2% CAGR 7.3% CAGR Source: McKinsey global banking pools $ in trillions, end of period, constant 2016 exchange rates * Does not include loans

The Market: Competitive Profile


BNY acquires RBS Trust Bank
State Street acquires IFS
BNY acquires JPM Trust business
BNY acquires Mellon
BoA acquires U.S. Trust
State Street acquires IBT
State Street acquires CitiStreet
BNY Mellon acquires PNC's Global Investment Services business
State Street acquires Goldman Sachs' Admin services
Citi acquires ING's Custody and Securities Services business
MUFG acquires Rydex Fund Services
SS&C Tech acquires Wells Fargo Global Fund Services
1997
2007
2010
2017
USB acquires Comerica Corp. Trust business
USB acquires State Street's Corp. Trust business
USB acquires Wachovia's Corp. Trust and Institutional Trust & Custody businesses
USB acquires National City's Corp. Trust business
USB acquires SunTrust's Corp. Trust business
USB acquires BoA/LaSalle's structured finance business
USB acquires Quintillion
USB acquires Deutsche Bank's muni business
USB acquires Union Bank's Institutional Trust business

Source: Thomson Reuters, Bloomberg, ICI, Mergr.com, company websites

U.S. BANCORP | 12

Our Position Scale efficiencies in a market with few players and high barriers to entry Focus on micro-segments where we can add value Service quality and reputation Advantage of U.S. Bank ownership Customer base Product set Sales force Funding advantage Corporate Trust rankings source: Thomson Reuters, Asset-Backed Alert; 3Q17 YTD based on number of issues Recognized for our service quality and reputation Municipal USB Structured USB Corporate USB #1 #1 #2 Corporate Trust market share position

Our Strategy: Delivering One U.S. Bank Wealth Management & Securities Services Wholesale Banking Payment Services Consumer & Small Business Banking one U.S. Bank We put our customers at the center of everything we do, and we work together across business lines to build deeper, more profitable relationships.

Our Strategy: Delivering One U.S. Bank Case 1: Registered Investment Advisor 12x revenue growth New funds and portfolios launch IT&C selected to custody portfolios Fund Services administers a fund $ in millions Wealth Management provides loans to private clients

Our Strategy: Delivering One U.S. Bank Case 2: Global Asset Manager 30x revenue growth Custody for private funds Corporate Trust inherits relationship via acquisition $ in millions Wholesale provides credit to parent company Credit to client- managed BDC

Our Strategy: Leveraging Technology & Innovation Ingest documents Digitize document text Parse data Upload for processing Monitor system health Deploy for tech process automation (DevOps) Streamline doc review Replace human action Utilize “bots” to move data and execute user processes in systems OCR & Natural Language Processing Machine Learning Advanced Process Automation Autonomous Computing Adopt Distributed Ledger (Blockchain) Leverage smart contracts for legal and compliance Implemented: OCR for millions of standardized notices & forms received from third parties Machine learning applications using algorithms to monitor systems trends, identify anomalies and expedite resolution on key systems Proof of Concepts: NLP for custody collateral documents and deal documents Advanced process automation candidate suitability analysis underway to begin pilots Distributed Ledger in syndicated loan market (CLOs)

Our Strategy: Leveraging Technology & Innovation Smart analytics and trade processing make client interactions more efficient and secure Pivot: The Future Is Now CLIENTS Institutional clients use Pivot to replace existing platforms and processes. Trading capabilities available today can cut 30 minutes or more off of scenario analysis and trade initiation.

Our Strategy: Optimizing Our Client Approach Targeting segments where we can add value Corporate Trust Fund Services Custody Corporate, munis, structured, credit managers U.S.-based complex boutiques Mid-market clients Our sweet spot The business

Our Strategy: Optimizing the Economics

Securities Services is a **significant deposit-gathering business**, which supports our **funding advantage.**



WMSS
% of total deposits*
22%
Payments
CSBB
Wholesale



Net interest margin**
vs. peers
3.10
1.35
1.29
1.16
USB
STT
NTRS
BNY

Holding Company	Moody's		S&P		Fitch		DBRS	
	Rating	Outlook	Rating	Outlook	Rating	Outlook	Rating	Outlook
U.S. Bancorp	**A1**	**s**	**A+**	**s**	**AA**	**s**	**AA**	**s**
Bank of New York Mellon Corp.	A1	s	A	s	AA-	s	AAL	s
State Street Corp.	A1	s	A	s	AA-	s	AAL	s
Northern Trust Corp.	A2	s	A+	s	AA-	s	AAL	s

* 3Q17 YTD, average balances
** 3Q17 taxable-equivalent basis; Source: company reports
Debt ratings as of 10/24/17

U.S. BANCORP | 20

Bringing it All Together Technology & innovation Optimization Increased revenue Greater efficiency Higher profits Higher returns We are well-positioned in an attractive industry, and we are committed to a strategy that will deliver improving returns.

Appendix

Non-GAAP Financial Measures (1) Utilizes a tax rate of 35 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes

Non-GAAP Financial Measures